UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

____________________________________________________________
GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2022, the shareholders of Glacier Bancorp, Inc. (the “Company”), approved an amendment (the “Articles Amendment”) to the Company’s Restated Articles of Incorporation (the “Articles”) to increase the authorized shares of common stock, $0.01 par value per share, from 117,187,500 to 234,000,000.

The Articles Amendment was filed with the Montana Secretary of State on April 28, 2022.

A copy of the Articles Amendment is included as Exhibit 3.1 to this current report on Form 8-K and is incorporated by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (“Annual Meeting”) of the Company was held virtually on April 27, 2022. The following matters were voted upon at the Annual Meeting:

1.The election of nine directors to serve on the board of directors until the 2023 annual meeting;

2.An amendment to the Restated Articles of Incorporation to increase the authorized number of shares of common stock, $0.01 par value per share, from 117,187,500 to 234,000,000;

3.An advisory (non-binding) resolution to approve the compensation of the Company’s Named Executive Officers; and

4.The appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The following is a summary of the voting results for the matters voted upon by the shareholders:

1. Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
David C. Boyles	70,021,278	11,930,078	8,708,378
Robert A. Cashell, Jr.	69,948,958	12,002,398	8,708,378
Randall M. Chesler	81,511,491	439,865	8,708,378
Sherry L. Cladouhos	69,310,569	12,640,787	8,708,378
Annie M. Goodwin	69,409,250	12,542,106	8,708,378
Kristen L. Heck	69,996,776	11,954,580	8,708,378
Michael B. Hormaechea	81,763,219	188,137	8,708,378
Craig A. Langel	67,520,113	14,431,243	8,708,378
Douglas J. McBride	69,272,844	12,678,512	8,708,378

Receiving a plurality of the votes cast, those nominated are the newly elected directors of the Company. The elected directors will hold office until their successors are elected and qualified or until they resign or are removed from office.

2. An Amendment to the Restated Articles of Incorporation to Increase the Authorized Number of Shares of Common Stock from 117,187,500 to 234,000,000

Votes For	Votes Against	Abstentions
89,085,620	1,253,714	320,400
The amendment to the Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 117,187,500 to 234,000,000 is approved.

3. Advisory (Non-Binding) Resolution to Approve Named Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,785,130	2,313,564	852,662	8,708,378

The advisory resolution to approve the compensation of the Company’s named executive officers is approved.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
89,531,736	992,825	135,173

BKD, LLP is ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

See Exhibit Index below.

EXHIBIT INDEX

Exhibit Description
3.1 Amendment to Restated Articles of Incorporation of Glacier Bancorp, Inc.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 29, 2022	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer